Federated Ultrashort Bond Fund

A Portfolio of Federated Total Return Series, Inc.

Summary PROSPECTUS

November 30, 2010

INSTITUTIONAL SERVICE SHARES (TICKER FULBX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated November 30, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide total return consistent with current income by investing primarily in a diversified portfolio of investment-grade debt securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Ultrashort Bond Fund

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return consistent with current income.

Risk/Return Summary: Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.60%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.29%
Fee Waivers and/or Expense Reimbursements[1]	0.46%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Institutional Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.80% through the later of (the “Termination Date”): (a) November 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$131
3 Years	$409
5 Years	$708
10 Years	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund invests primarily, that is more than 50%, in investment-grade, fixed-income securities, but may invest up to 35% of its assets in noninvestment-grade, fixed-income securities. The Fund's investment adviser (“Adviser”) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk. The Fund may invest in hybrid instruments and derivative contracts to implement its investment strategies as more fully described below.

Although the value of the Fund's Shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting the Fund's dollar-weighted average effective duration to one year or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Under normal market conditions, the Fund's dollar-weighted average effective maturity is expected to be 18 months or less.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Call Risks. Call risk is the possibility that an issuer may redeem a fixed- income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  Liquidity Risks. The noninvestment-grade securities and collateralized mortgage obligations (CMOs) in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

  Risks Associated with Complex CMOs. CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities.
  Risks Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade, which may be subject to greater economic, interest rate, credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information, such as interest rate, credit, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Institutional Service Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Institutional Service Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 2.64%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 4.15% (quarter ended June 30, 2009). Its lowest quarterly return was (2.45)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	10 Years
Institutional Service Shares:
Return Before Taxes	9.09%	2.84%	3.03%
Return After Taxes on Distributions	8.20%	1.64%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	5.89%	1.72%	1.72%
Bank of America Merrill Lynch 1-Year Treasury Note Index[1] (reflects no deduction for fees, expenses or taxes)	0.80%	3.62%	3.80%
1	The Bank of America Merrill Lynch 1-Year Treasury Note Index tracks 1-year U.S. government securities.

Fund Management

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Randall S. Bauer, Senior Portfolio Manager, has been the Fund's portfolio manager since October 1998.

Purchase and Sale of Fund Shares

The minimum initial investment amount for the Fund's Institutional Service Shares is generally $1,000,000 and there is no required minimum subsequent investment amount.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Ultrashort Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Cusip 31428Q754

Q450338 (11/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.